UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

CV SCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54677	80-0944970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9530 Padgett Street, Suite 107 San Diego, California		92126
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (866) 290-2157

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 3, 2024, the Company held the 2024 Annual Meeting in a virtual format. At the close of business on April 5, 2024, the record date for the 2024 Annual Meeting, there were 163,228,469 shares of common stock issued and outstanding, which constituted all of the outstanding capital stock of the Company.

At the 2024 Annual Meeting, 86,682,380 of the 163,228,469 outstanding shares of common stock entitled to vote, or approximately 53.1%, were represented by proxy at the meeting, and, therefore, a quorum was present. The proposals voted on at the 2024 Annual Meeting are more fully described in Proxy Statement, which is incorporated herein by reference.

The final voting results on the proposals presented for stockholder approval at the 2024 Annual Meeting were as follows:

Proposal 1 - Election of Directors

The Company's stockholders elected three directors, each to serve until the Company's next Annual Meeting of Stockholders or until his successor is duly elected and qualified, subject to prior death, resignation or removal, as set forth below:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Dr. Jamie Corroon	28,999,412	1,431,719	1,022,695	55,228,554
Joseph Dowling	26,074,685	4,514,235	864,906	55,228,554
Bill McCorkle	28,764,821	1,644,045	1,044,960	55,228,554

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified Haskell & White LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
84,248,548	1,837,030	596,802	—

Proposal 3 - Advisory Vote to Approve Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the Company's named executive officer compensation, as set forth below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
20,844,946	9,562,945	1,045,935	55,228,554

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CV SCIENCES, INC.

Date: June 6, 2024	By:	/s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer